NEXTERA ENERGY OPERATING PARTNERS, LP
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

REQUEST FOR EXTENSION
Dated as of December 10, 2019
Bank of America, N.A.
as Administrative Agent and Collateral
Agent
Bank of America Corporate Center
NC1-007-17-18
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Jerry Wells

Re:
Revolving Credit Agreement, dated as of July 1, 2014, among NextEra Energy US Partners Holdings, LLC (“US Holdings”) and NextEra Energy Canada Partners Holdings, ULC (“Canadian Holdings”), as Borrowers, NextEra Energy Operating Partners, LP, as Guarantor (“OpCo” and, together with US Holdings as the sole remaining Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, and Bank of America, N.A. (Canada Branch), as Canadian Agent (as amended, extended and otherwise modified prior to the date hereof,, the “Credit Agreement”).

Ladies and Gentlemen:

This request for extension (the “Extension Request”) is made pursuant to Section 2.11(a) of the referenced Credit Agreement. Any capitalized terms appearing but not otherwise defined in this Extension Request shall have the meanings specified for those terms in the Credit Agreement.

(a)	Pursuant to the provisions of Section 2.11(a) of the Credit Agreement, each of the Loan Parties hereby requests that each Lender extend its respective Commitment Termination Date to February 8, 2025.

(b)
The Loan Parties, Agent and the Lenders hereby acknowledge and agree that, for the purposes of this particular request for extension only, the Consent Date shall be January 17, 2020, and this Extension Request shall constitute Notice provided to Agent in accordance with Section 2.11(a) of the Credit Agreement.

Each Lender so indicating on its signature page to this Extension Request (an “Extending Lender”) agrees to extend the Commitment Termination Date with respect to its Commitment to February 8, 2025 or to such other date specified on its signature page to this Extension Request. By execution of this Extension Request, each Extending Lender agrees to waive the requirements of Section 2.11(a) solely to the extent that such Section requires notices to be received and delivered within specified times. This agreement to extend the Commitment Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

(c)
Notwithstanding any provision hereof, of the Credit Agreement or any other Loan Document to the contrary, any Lender that is presently a party to the Credit Agreement or, subsequent to the date hereof, becomes a Lender under the Credit Agreement by virtue of an assignment from another Lender, may, by written notice to Agent elect to extend the Commitment Termination Date with respect to its Commitment to a February 8th later than such current Commitment Termination Date, but not later than February 8, 2025. In such event, Agent shall be authorized and directed to make the necessary updates to the Register.

The Loan Parties, Agent and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Extension Request, all terms of the Credit Agreement shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Extension Request shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

This Extension Request shall become effective as of February 8, 2020 (provided that each of the Loan Parties, Agent and Lenders having Commitments equal to more than 50% of the Commitments outstanding immediately prior to such date have executed and delivered this Extension Request on or prior to such date). On and after the effectiveness of this Extension Request, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as supplemented by this Extension Request. This Extension Request shall be deemed to constitute a Loan Document.

This Extension Request may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Extension Request by emailed pdf file or other electronic means shall be effective as delivery of a manually-executed counterpart signature page.

This Extension Request shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereunder (other than § 5-1401 of the New York General Obligations Law).

[Signatures appear on following pages]

2

By signing this Extension Request where indicated below, each of the Loan Parties, the Lenders and Agent is confirming its acceptance of the terms of this Extension Request to the Credit Agreement as set forth above.

NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:    NEXTERA ENERGY OEPRATING     PARTNERS GP, LLC, its General Partner

By:    PAUL I. CUTLER
Name: Paul I. Cutler
Title: Treasurer

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:    PAUL I. CUTLER
Name: Paul I. Cutler
Title: Treasurer

BANK OF AMERICA, N.A., as the Agent

By:    RONALDO NAVAL
Name: Ronaldo Naval
Title: Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as the Canadian Agent

By:    SYLWIA DURKIEWICZ
Name: Sylwia Durkiewicz
Title: Vice President

2

Consent to extend the     Maturity Date:

Banco Santander, S.A., New York Branch

By: XAVI RUIZ SENA
Name: Xavi Ruiz Sena
Title: Managing Director

By: RITA WALZ-CUCCIOLI
Name: Rita Walz-Cuccioli
Title: Executive Director

Consent to extend the     Maturity Date:

Bank of America, N.A.

By: MAGGIE HALLELAND
Name: Maggie Halleland
Title: Vice President

Consent to extend the     Maturity Date:

BANK OF AMERICA, N.A. (CANADA BRANCH)

By: SYLWIA DURKIEWICZ
Name: Sylwia Durkiewicz
Title: Vice President

Consent to extend the     Maturity Date:

BANK OF MONTREAL, CHICAGO BRANCH

By: RAHUL D. SHAH
Name: Rahul D. Shah
Title: Managing Director

Consent to extend the     Maturity Date:

The Bank of Nova Scotia

By: DAVID DEWAR
Name: David Dewar
Title: Director

Consent to extend the     Maturity Date:

BARCLAYS BANK PLC

By: SYDNEY G. DENNIS
Name: Sydney G. Dennis
Title: Director

Consent to extend the     Maturity Date:

BNP PARIBAS

By: DENIS O'MEARA
Name: Denis O’Meara
Title: Managing Director

By: THEODORE SHEEN
Name: Theodore Sheen
Title: Director

Consent to extend the     Maturity Date:

Canadian Imperial Bank of Commerce, New York Branch

By: ANJU ABRAHAM
Name: Anju Abraham
Title: Authorized Signatory

By: ANDREW R. CAMPBELL
Name: Andrew R. Campbell
Title: Authorized Signatory

Consent to extend the     Maturity Date:

CITIBANK, N.A.

By: RICHARD RIVERA
Name: Richard Rivera
Title: Vice President

Consent to extend the     Maturity Date:

COMMERZBANK AG, NEW YORK BRANCH

By: JAMES BOYLE
Name: James Boyle
Title: Director

By: KAREEM HARTL
Name: Kareem Hartl
Title: Vice President

Consent to extend the     Maturity Date:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: DARRELL STANLEY
Name: Darrell Stanley
Title: Managing Director

By: MICHAEL WILLIS
Name: Michael Willis
Title: Managing Director

Consent to extend the     Maturity Date:

CREDIT SUISSE AG, NEW YORK BRANCH

By: DOREEN BARR
Name: Doreen Barr
Title: Authorized Signatory

By: BRADY BINGHAM
Name: Brady Bingham
Title: Authorized Signatory

Consent to extend the     Maturity Date:

DEUTSCHE BANK AG NEW YORK BRANCH

By: MING K. CHU
Name: Ming K. Chu
Title: Director

By: MARKO LUKIN
Name: Marko Lukin
Title: Vice President

Consent to extend the     Maturity Date:

DNB Capital LLC

By: EINAR GULSTAD
Name: Einar Gulstad
Title: Senior Vice President

By: ANDREA OZBOLT
Name: Andrea Ozbolt
Title: First Vice President

Consent to extend the     Maturity Date:

Fifth Third Bank, National Association

By: WILLIAM MERRITT
Name: William Merritt
Title: Director II

Consent to extend the     Maturity Date:

GOLDMAN SACHS BANK USA

By: RYAN DURKIN
Name: Ryan Durkin
Title: Authorized Signatory

Consent to extend the     Maturity Date:

JPMorgan Chase Bank N.A.

By: BRIDGET KILLACKEY
Name: Bridget Killackey
Title: Executive Director

Consent to extend the     Maturity Date:

KEYBANK NATIONAL ASSOCIATION

By: SUKANYA V. RAJ
Name: Sukanya V. Raj
Title: Senior Vice President

Consent to extend the     Maturity Date:

Mizuho Bank, Ltd.

By: EDWARD SACKS
Name: Edward Sacks
Title: Authorized Signatory

Consent to extend the     Maturity Date:

MORGAN STANLEY BANK, N.A.

By: ALYSHA SALINGER
Name: Alysha Salinger
Title: Authorized Signatory

Consent to extend the     Maturity Date:

MUFG Union Bank, N.A.

By: NICHOLAS R. BATTISTA
Name: Nicholas R. Battista
Title: Managing Director

Consent to extend the     Maturity Date:

Regions Bank

By: JERRY WELLS
Name: Jerry Wells
Title: Director

Consent to extend the     Maturity Date:

Royal Bank of Canada

By: FRANK LAMBRINOS
Name: Frank Lambrinos
Title: Authorized Signatory

Consent to extend the     Maturity Date:

Sumitomo Mitsui Banking Corporation

By: MICHAEL MAGUIRE
Name: Michael Maguire
Title: Managing Director

Consent to extend the     Maturity Date:

TRUIST BANK, as successor by merger to SunTrust Bank,

By: BRYAN KUNITAKE
Name: Bryan Kunitake
Title: Director

Consent to extend the     Maturity Date:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: BRIAN MACFARLANE
Name: Brian MacFarlane
Title: Authorized Signatory

Consent to extend the     Maturity Date:

Wells Fargo Bank, N.A.

By: BOBBY AUSMAN
Name: Bobby Ausman
Title: Director